Exhibit 10.2

Morgan Stanley Direct Lending Fund

1585 Broadway

New York, NY 10036

Re:  Investment Advisory Agreement between Morgan Stanley Direct Lending Fund and MS Capital Partners Adviser Inc.

This waiver letter agreement (this “Waiver Letter”) to the Investment Advisory Agreement, dated as of [•], 2019 (the “Agreement”), by and between Morgan Stanley Direct Lending Fund, a Delaware corporation (the “Company”), and MS Capital Partners Adviser Inc., a Delaware corporation (the “Adviser”), is made this [•] day of [•] 2019.

Unless otherwise indicated, capitalized terms shall have the meanings ascribed to them in the Agreement.

Prior to any quotation or listing of the Company’s common stock on a national securities exchange, including through an initial public offering, the Adviser hereby agrees to irrevocably waive the portion of the Base Management Fee in excess of 0.25% per annum of the Company’s average gross assets, calculated in accordance with the Agreement.

Except as expressly amended hereby, the Agreement remains in full force and effect.

This Waiver Letter and the Agreement contain the entire agreement of the parties and supersede all prior agreements, understandings and arrangements with respect to the subject matter hereof and thereof.  This Waiver Letter shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), this Waiver Letter shall also be construed in accordance with the applicable provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), in such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act shall control.

This Waiver Letter may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

[Remainder of Page Intentionally Blank]

Very truly yours,

MS CAPITAL PARTNERS ADVISER INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

MORGAN STANLEY DIRECT LENDING FUND

By:
Name:
Title:

[Signature page to Waiver Letter to Investment Advisory Agreement]